SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

Deutsche High Conviction Global Bond Fund
Pursuant to the Sub-Advisory Agreement with Deutsche Asset Management International GmbH that takes effect on or about December 4, 2017, Bernhard Falk has been appointed as a Portfolio Manager for the fund.
Effective on or about December 4, 2017, the following information replaces the existing similar disclosure under the “MANAGEMENT” section of the summary section of the fund’s prospectus.
Portfolio Manager(s)
Rahmila Nadi, Assistant Vice President. Lead Portfolio Manager of the fund. Began managing the fund in 2013.
Bernhard Falk, Director. Portfolio Manager of the fund. Began managing the fund in 2017.
Effective on or about December 4, 2017, the following information replaces the existing similar disclosure relating to the fund contained under the “MANAGEMENT” sub-heading of the “FUND DETAILS” section of the fund’s prospectus:
Rahmila Nadi, Assistant Vice President. Lead Portfolio Manager of the fund. Began managing the fund in 2013.
■	Fixed Income Portfolio Manager: New York.
■	Joined Deutsche Asset Management in 2012 with six years of industry experience at J.P. Morgan Chase in New York, where she was a Credit Portfolio Trader, actively managing currency, interest rate and commodities exposure from counterparty credit risk of Latin American and commodities markets counterparties.
■	BA, Columbia University, Columbia College.
■	MBA, Cornell University, S.C. Johnson Graduate School of Management.
Bernhard Falk, Director. Portfolio Manager of the fund. Began managing the fund in 2017.
■	Senior Fixed Income Portfolio Manager: Frankfurt.
■	Joined Deutsche Asset Management in 2000 with 12 years of industry experience. Prior to his current role, he served as a Portfolio Manager for Money Market Guaranteed Funds. Before joining, he worked as a Senior Bond Trader at West LB Luxembourg. He began his career in the Private Asset Management and Bond Trading Department at Deutsche Bank Munich.
■	Completed Bank Training Program (“Bankkaufmann”) at Deutsche Bank Munich; Bankfachwirt from Bankakademie, Frankfurt.
Please Retain This Supplement for Future Reference
December 4, 2017
PROSTKR-989